UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2015

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2015 annual meeting of shareholders of State National Companies, Inc. (the “Company”) was held on May 20, 2015 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the State National Companies, Inc. 2015 Cash Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is set forth in “Proposal 2 — Approval of the State National Companies, Inc. 2015 Cash Incentive Plan” in the Company’s 2015 Proxy Statement filed with the Securities and Exchange Commission on April 10, 2015 (the “Proxy Statement”), and such description is incorporated herein by reference. The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07              Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted as indicated below on the following matters:

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the Proxy Statement):

Director	For	Withheld	Broker Non-Votes
Gene Becker	38,930,352	495,457	1,822,096

Marsha Cameron	38,471,534	954,275	1,822,096

David King	38,471,534	954,275	1,822,096

Terry Ledbetter	39,050,687	375,122	1,822,096

Fred Reichelt	33,608,211	5,817,598	1,822,096

Each director nominee named above was elected a director of the Company.

2.  Approval of the State National Companies, Inc. 2015 Cash Incentive Plan (included as Proposal 2 in the Proxy Statement):

For	Against	Abstain	Broker Non-Votes
38,521,972	882,865	20,972	1,822,096

This proposal was approved.

3.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 (included as Proposal 3 in the Proxy Statement):

For	Against	Abstain
41,242,020	0	5,885

This proposal was approved.

Item 9.01              Financial Statements And Exhibits.

(d)           Exhibits.

10.1        State National Companies, Inc. 2015 Cash Incentive Plan

10.2        Form of 2015 Cash Incentive Plan Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: May 21, 2015	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	State National Companies, Inc. 2015 Cash Incentive Plan

10.2	Form of 2015 Cash Incentive Plan Award Agreement